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                                            United States
                                 Securities and Exchange Commission
                                       Washington, D.C. 20549

                                              Form 8-K
                                           Current Report

               Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported): June 8, 2006
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                                       Advanced Lumitech, Inc.
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                       (Exact name of registrant as specified in its charter)

           Nevada                             033-55254-27                         87-0438637
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(State or other jurisdiction            (Commission File Number)                  (IRS Employer
      of incorporation)                                                       Identification Number)

8C Pleasant Street, First Floor, South Natick, Mass.                                      01760
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       (Address of principal executive offices)                                         (Zip Code)

Registrant's telephone number, including area code: 508-647-9710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
           240.14d-2(b))
    [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
           240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 8, 2006, Advanced Lumitech,  Inc., a Nevada corporation (the "Registrant")  entered into a loan and security agreement (the "Loan Agreement") with Ross/Fialkow Capital Partners LLP, as trustee of Brightec Capital Trust, a Massachusetts  nominee trust, as lender  ("RFCP"),  pursuant to which the  Registrant  may borrow up to $750,000 for a term  expiring June 8, 2007. On June 8, 2006, the Registrant  drew $350,000 of the loan, out of which it paid the commitment fee described  below.
All amounts  borrowed under the Loan Agreement will be due on June 8, 2007 (subject to  acceleration at the  discretion of RFCP in the event of a default).  The loan is evidenced by a convertible  note
(the  "Convertible  Note"  or the  "Note").  The  principal  terms  of the  Loan  Agreement  and the
Convertible Note are as follows:

a.        Due date: June 8, 2007,  subject to  acceleration  upon an Event of Default (as defined in the Loan Agreement) at the discretion of RFCP.

b.        Interest rate: 20% per year.

c.        Interest payment dates: Monthly commencing July 8, 2006.

d.        Commitment fee paid to RFCP: $37,500.

e.        Conversion  right: The principal  amount of the loan plus accrued but unpaid interest,  if any, is  convertible  at any time prior to  payment,  at the  election  of RFCP,  into the
          Registrant's  common stock at the rate of $0.12 per share. If the full principal amount of the loan were advanced and  converted,  the number of shares of common stock issuable upon conversion  would be 6,250,000  (such shares,  the  "Conversion  Shares").  The Conversion
          Shares carry piggy-back registration rights.

f.        Common stock purchase  warrant (the  "Warrant") have been issued to RFCP to purchase up to
          1,500,000 shares (the "Warrant  Shares") of the  Registrant's  common stock at an exercise price of $0.12 per share,  expiring on May 31, 2009. The Warrant  Shares carry  piggy-back registration rights.

g.        Collateral and other security:  All assets of the Registrant,  including all assets of the
          Registrant's   wholly  owned  subsidiary,   Brightec,   S.A.,  a  Swiss  corporation  (the
          "Subsidiary"),  and  including  a  pledge  of the  capital  stock of the  Subsidiary;  the
          Subsidiary has fully  guaranteed the payment and  performance of the Loan  Agreement,  the
          Convertible Note and the Warrant.

h.        Representations  and covenants:  The Loan Agreement contains customary  representations by the  Registrant as borrower,  including a prohibition on the payment of dividends or other distributions on the Registrant's common stock.

i.        Events of Default: The Loan Agreement and the Convertible Note contain customary Events of
          Default which, if not waived by RFCP, would entitle RFCP to accelerate the due date of the
          Note.

j.        Events of  Default:  The Events of Default  include a change in the  condition  or affairs
          (financial  or  otherwise)  of the  Registrant  which in the  reasonable  opinion  of RFCP materially  impairs  RFCP's  security or materially  increases  RFCP's risk. The Events of
          Default also include the failure of the  Registrant  to file a  registration  statement on
          Form S-1 with the Securities and Exchange  Commission on or before  December 31, 2006, for common stock having an aggregate offering price of at least $10,000,000.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

         As reported in Item 1.01 above, the Registrant issued equity securities in the form of (i)
the Convertible Note, which is convertible into up to 6,250,000 shares of common stock and a price of $0.12 per share, and (ii) the Warrant, which entitles RFCP to purchase up to 1,500,000 shares of common stock at a price of $0.12 per share. The sales of the equity securities are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), under Section 4(2)
of the Act.

                                             SIGNATURES

         Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2006

                                             ADVANCED LUMITECH, INC.

                                             By: /s/ Patrick Planche
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                                                Name: Patrick Planche
                                                Title: President and Treasurer